UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                       February 27, 2002


                    Auto Data Network Inc.
    (Exact name of registrant as specified in its charter)

     Delaware                              13-3944580
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State of Incorporation                 IRS Employer ID No.

The Forsythe Centre, Lamberts Road
Tunbridge Wells, Kent, UK
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Address of principal Executive Offices       Zip Code


Registrant's Telephone Number   011 44 1892 511 566



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Item 4.  CHANGES IN FISCAL YEAR

Pursuant to a resolution of the Board of Directors of the company on February 27, 2001, the Company has elected to change its fiscal year end from April 30th to February 28th. The Company will file a Form 10K for the transition period from April 30, 2001 to February 28, 2002 within ninety (90) days of the date the determination by the Company was made.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2002

Auto Data Network, Inc.

/s/ Christopher Glover
-----------------------
By: Christopher Glover
President